BAINBRIDGE                                            PROSPECTUS
         CAPITAL
      MANAGEMENT, LLC                                         AUGUST 1, 2004


                                                              INVESTOR BOND FUND

                                                              TAXSAVER BOND FUND


Investor Bond Fund seeks to
provide as high a level of current
income consistent with capital
preservation and prudent
investment risk.

Taxsaver Bond Fund seeks to
provide a high level of current
income exempt from Federal
income tax.

The Funds do not pay
Rule 12b-1 (distribution) fees.

The Securities and Exchange Commission
has not approved or disapproved any
Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[ABACUS GRAPHIC]

                                                         TABLE OF CONTENTS

RISK/RETURN SUMMARY                                 2
            INVESTMENT OBJECTIVES                   2
            PRINCIPAL INVESTMENT STRATEGIES         2
            PRINCIPAL INVESTMENT RISKS              3
            WHO MAY WANT TO INVEST IN THE FUNDS     5

PERFORMANCE                                         6

FEE TABLES                                          9

MANAGEMENT                                         10

YOUR ACCOUNT                                       12
            HOW TO CONTACT THE FUNDS               12
            GENERAL INFORMATION                    12
            BUYING SHARES                          14
            SELLING SHARES                         17
            SALES CHARGES                          20
            EXCHANGE PRIVILEGES                    21
            RETIREMENT ACCOUNTS                    21

OTHER INFORMATION                                  22

FINANCIAL HIGHLIGHTS                               24

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

INVESTORS BOND FUND (a "Fund") seeks to provide as high a level of current income consistent with capital preservation and prudent investment risk.

TAXSAVER BOND FUND (a "Fund") seeks to provide a high level of current income exempt from Federal income tax.

  [CALL OUT BOX

  CONCEPTS TO UNDERSTAND

  DEBT SECURITY means a security that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

  MATURITY means the date on which a debt security is (or may be) due and payable.

  NRSRO means a "nationally recognized statistical rating organization," such as Standard & Poor's, that rates debt securities by relative credit risk.

  INVESTMENT GRADE SECURITY means a debt security rated in one of the four highest long-term or two highest short-term ratings categories by an NRSRO or unrated and determined to be of comparable quality by the Fund's Adviser.

  MUNICIPAL SECURITY means a debt security issued by or on behalf of the states, their local governments and public financing authorities and U.S. territories and possessions, the interest on which is exempt from Federal income tax.

  U.S. GOVERNMENT SECURITIES means a security issued or guaranteed by the U.S. Government, its agencies or instrumentalities.]

PRINCIPAL INVESTMENT STRATEGIES

THE ADVISER'S PROCESS The Funds' investment adviser (the "Adviser") continuously monitors economic factors, such as interest rate outlooks, and technical factors, such as the shape of the yield curve, in combination with the stated objective of a Fund to determine an appropriate maturity profile for the Fund's investment portfolio. The Adviser then principally searches for securities that satisfy the maturity profile of a Fund and provide the greatest potential return relative to the risk of the security. The Adviser may sell a debt security if:

     - Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio
     - The security subsequently fails to meet the Adviser's investment criteria
     - A more attractive security is found or funds are needed for another purpose
     - The Adviser believes that the security has reached its appreciation potential

INVESTMENT POLICIES

INVESTORS BOND FUND The Fund invests, under normal circumstances, at least 80% of the value of its net assets and borrowings in bonds of investment grade debt securities, U.S. Government securities and mortgage-backed and asset-backed securities rated in the two highest rating categories by a Nationally Recognized Statistical Rating Organization (NRSRO) ("80% Policy"). The Fund must provide shareholders with 60 days prior written notice if it decreases the percentage limitations associated with its 80% Policy. The Fund may invest up to 50% of its total assets in mortgage-backed securities and up to 15% of its total assets in asset-backed securities. The Fund invests in securities with varying maturities ranging from overnight to 30 years. Generally, the weighted average maturity of the Fund's portfolio securities is between 3 and 20 years.

TAXSAVER BOND FUND The Fund invests, under normal circumstances, at least 80% of the value of its net assets and borrowings in bonds the interest income on which is exempt from Federal income tax ("80% Policy"). The Fund must provide shareholders with 60 days prior written notice if it decreases the percentage limitations associated with its 80% Policy. The Fund may, however, invest up to 20% of its total assets in securities on which the interest income is subject to Federal income tax. Municipal securities include municipal bonds, notes and leases. Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to the constitutional and statutory requirements for the issuance of long-term debt. The Fund invests in general obligation securities and revenue securities, including private activity bonds. The Fund may invest over 25% of its total assets in private activity bonds. Generally, the weighted average maturity of the Fund's portfolio securities is between 5 and 15 years.

TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic, political or other conditions, a Fund may assume a temporary defensive position and invest, without limitation, in cash and prime quality cash equivalents such as commercial paper and other money market instruments. When investing for temporary defensive purposes, a Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money on your investment in a Fund or the Fund could underperform other

  [CALL OUT BOX
  CONCEPTS TO UNDERSTAND

  YIELD CURVE means a graph that plots the yield of all bonds of similar quality against the bonds' maturities.

  MORTGAGE-BACKED SECURITIES means debt securities whose principal and interest payments come from a pool of mortgages created by various lenders.

  ASSET-BACKED SECURITIES means debt securities whose principal and interest payments come from a pool of assets such as car loans, leases of real and personal property and credit card loans created by various lenders.

  PRIVATE ACTIVITY BOND means a debt security that is issued by or on behalf of public authorities to finance privately operated facilities. Private activity bonds are primarily revenue securities.

  GENERAL OBLIGATION SECURITY means a security whose principal and interest payment are secured by a municipality's full faith and credit and taxing power.

  REVENUE SECURITY means a security whose principal and interest are payable from revenues of a particular facility, class of facilities or from the proceeds of a special excise or other tax.]

investments. The principal risks of an investment in a Fund include:

    - A Fund's share price, yield and total return will fluctuate in response to price movements in the debt securities markets
    - The value of most debt securities falls when interest rates rise; the longer a debt security's maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates
    - A Fund cannot collect interest and principal payments on a debt security if the issuer defaults
    - Issuers may prepay fixed rate securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates
    - The Adviser may make poor investment decisions

SPECIFIC RISKS OF INVESTING IN BOND FUNDS A Fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market values of securities in which the Funds invest are based upon the market's perception of value and are not necessarily an objective measure of the securities' value. There is no assurance that any Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

The value of your investment in a Fund may change in response to changes in interest rates. An increase in interest rates typically causes the value of the debt securities in which the Funds invest to fall. Your investment in a Fund is subject to the risk that the financial condition of an issuer of a security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. This risk generally increases as security credit ratings decrease.

An additional risk is that issuers may prepay fixed rate securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates. Investors Bond Fund invests in mortgage-backed and asset-backed securities. A decline in interest rates may cause holders of the underlying assets backing these securities to prepay their debts. This could result in potential losses on these securities and a reduction in their yields. Alternatively, a rise in interest rates may reduce the amount of prepayments. This may cause a Fund's average maturity to rise as fewer holders of the underlying assets backing the securities may prepay their debt.

Each Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration of a Fund in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

WHO MAY WANT TO INVEST IN THE FUNDS

Investors Bond Fund may be appropriate for you if you:

     - Seek income and more price stability than stocks offer
     - Seek capital preservation
     - Are pursuing a long-term goal

Investors Bond Fund may NOT be appropriate for you if you:

     - Are pursuing a short-term goal or are investing emergency reserves

 TaxSaver Bond Fund may be appropriate for you if you:

     - Are an income-oriented investor in a high tax bracket and desire tax-exempt income
     - Seek more price stability than stocks offer
     - Are pursuing a long-term goal

TaxSaver Bond Fund may NOT be appropriate for you if you:

     - Are pursuing a short-term goal or are investing emergency reserves
     - Are investing funds in a tax-deferred or tax-exempt account (such as an IRA)
     - Do not desire tax-exempt income

PERFORMANCE


The following charts illustrate the variability of each Fund's returns. The charts and the tables provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE   INFORMATION   (BEFORE  AND  AFTER  TAXES)   REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURES RESULTS.

INVESTORS BOND FUND

The following chart shows the Fund's annual total return for the last 10 calendar years. The chart does not reflect sales charges and, if reflected, the annual total return would be less than shown.

During the periods shown in the chart, the highest quarterly return was 5.06% (for the quarter ended March 31, 2001) and the lowest quarterly return was -2.33% (for the quarter ended June 30, 2000).

                              [PERFORMANCE GRAPH]

        1994             1995       1996       1997       1998       1999       2000       2001       2002       2003
---------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
       -2.22%           13.73%      6.87%     10.79%      6.13%     -1.67%      9.24%      8.46%     10.88%      8.62%

   The calendar year-to-date total return as of June 30, 2004 was -0.42%.

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares as of December 31, 2003 to the Lehman Brothers Intermediate Government/Credit Index.

INVESTORS BOND FUND                        1 YEAR    5 YEARS    10 YEARS
 Return Before Taxes                       4.55%      6.20%      6.56%
 Return After Taxes on Distributions       2.72%      3.63%      3.76%
 Return After Taxes on Distributions and
   Sale of Fund Shares                     2.91%      3.64%      3.78%
------------------------------------------------------------------------
 Lehman Brothers Intermediate
   Government/Credit Index                 4.31%      6.65%      6.63%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Lehman Brothers Intermediate Government/ Credit Index is a market index of fixed-rate government and investment grade securities with maturities of up to 10 years. The index is unmanaged and reflects the reinvestment of interest and principal payments. Unlike the performance figures of the Fund, the index's performance does not reflect the effect of expenses.

TAXSAVER BOND FUND

The following chart shows the Fund's annual total return for the last 10 calendar years. The chart does not reflect sales charges and, if reflected, the annual total return would be less than shown.

                              (PERFORMANCE GRAPH)

        1994             1995       1996       1997       1998       1999       2000       2001       2002       2003
---------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      -0.85%             13.29%      4.29%      7.39%      5.09%     -2.07%      8.41%      5.48%      6.61%      5.87%

   The calendar year-to-date total return as of June 30, 2004 was 0.45%.

During the periods shown in the chart, the highest quarterly return was 4.93% (for the quarter ended March 31, 1995) and the lowest quarterly return was -2.02% (for the quarter ended March 31, 1994).

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of

Fund shares as of December 31, 2003 to the Lehman Brothers 10-Year Municipal Bond Index.

  TAXSAVER BOND FUND                                             1 YEAR    5 YEARS    10 YEARS
  Return Before Taxes                                            1.90%      4.00%      4.87%
  Return After Taxes on Distributions                            1.76%      3.95%      4.78%
  Return After Taxes on Distributions and Sale of Fund Shares    2.69%      4.01%      4.80%
  --------------------------------------------------------------------------------------------
  Lehman Brothers 10-Year Municipal Bond Index                   5.70%      5.91%      6.13%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Lehman Brothers 10-Year Municipal Bond Index is a market index of investment grade fixed-rate municipal securities with an average maturity of 10 years. The index is unmanaged and reflects the reinvestment of interest and principal payments. Unlike the performance figures of the Fund, the index's performance does not reflect the effect of expenses.

                                                                      FEE TABLES


The following tables describe the various fees and expenses that you will pay if you invest in a Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)              3.75%
  Maximum Sales Charge (Load) Imposed on Reinvested
  Distributions                                        None
  Maximum Deferred Sales Charge (Load)                 1.00%(1)
  Redemption Fee                                       None
  Exchange Fee                                         None

(1) Applicable only on purchases of $1 million or more.

  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  INVESTORS BOND FUND
  Management Fees                                 0.40%
  Distribution (12b-1) Fees                       None
  Other Expenses                                  1.02%
  TOTAL ANNUAL FUND OPERATING EXPENSES(1)         1.42%
  Fee Waiver and Expense Reimbursement(2)         0.47%
  Net Expenses                                    0.95%
  TAXSAVER BOND FUND
  Management Fees                                 0.40%
  Distribution (12b-1) Fees                       None
  Other Expenses                                  1.07%
  TOTAL ANNUAL FUND OPERATING EXPENSES(1)         1.47%
  Fee Waiver and Expense Reimbursement(2)         0.52%
  Net Expenses                                    0.95%

(1) Based on amounts incurred during the Fund's fiscal year ended March 31, 2004 stated as a percentage of average daily net assets.
(2) Based on certain contractual fee waivers and expense reimbursements that may change after July 31, 2005.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in a Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated, you pay the maximum sales charge and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's total annual fund operating expenses remain the same as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 INVESTORS    TAXSAVER
                                 BOND FUND    BOND FUND
                                 ---------    ---------
  1 Year                          $  468       $  468
  3 Years                         $  763       $  773
  5 Years                         $1,079       $1,100
  10 Years                        $1,974       $2,024

MANAGEMENT


Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Bainbridge Capital Management, LLC ("Bainbridge") serves as each Fund's Adviser pursuant to an investment advisory agreement between the Trust and Bainbridge. Bainbridge is headquartered at Two Portland Square, Portland, Maine 04101.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee at an annual rate of 0.40% of the average daily net assets of each Fund. For the fiscal year ended March 31, 2004, Bainbridge waived a portion of its fee and retained an advisory fee equal to 0.18% of the average daily net assets of Investors Bond Fund and 0.14% of the average daily net assets of TaxSaver Bond Fund.

As of June 30, 2004, the Adviser had approximately $29.5 million in assets under management.

PORTFOLIO MANAGER

LES C. BERTHY, Senior Portfolio Manager of the Adviser, has been primarily responsible for the day-to-day management of each Fund since its inception. Mr. Berthy has nearly 32 years of experience in the investment industry. Prior to his association with Bainbridge, Mr. Berthy was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.

OTHER SERVICE PROVIDERS

Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Funds.

The distributor (principal underwriter) of each Fund acts as each Fund's representative in connection with the offering of Fund shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of each Fund's shares. The distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.

FUND EXPENSES

Each Fund pays for its own expenses. Each Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund. Any fee waiver or expense reimbursement increases a Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

Certain service providers have undertaken to waive a portion of their fees and reimburse certain expenses in order to limit each Fund's expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.95% or less of each Fund's average daily net assets until July 31, 2005.

YOUR ACCOUNT

 [CALL  OUT BOX

 HOW TO CONTACT THE FUNDS
 WRITE TO US AT:
   Forum Funds
   P.O. Box 446
   Portland, Maine 04112

 OVERNIGHT ADDRESS:
   Forum Funds
   Two Portland Square
   Portland, Maine 04101

 TELEPHONE US AT:
   (800) 94FORUM or
   (800) 943-6786 (Toll Free)

 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
   Deutsche Bank Trust Company Americas
   New York, New York
   ABA #021001033
   FOR CREDIT TO:
   Forum Shareholder Services, LLC
   Account # 01-465-547
   Re: (Name of Your Fund)
   (Your Name)
   (Your Account Number)]

GENERAL INFORMATION

You may purchase or sell (redeem) a Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.


You may purchase or sell (redeem) each Fund's shares at the net asset value of a share ("NAV") plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 14 through 21). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV plus the applicable sales charge. A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Fund's officers. The time at which the NAV is calculated may change in case of an emergency.

A Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding. A Fund values securities for which market quotations are readily available at current market value.

A Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which a Fund's securities primarily trade but before the time as of which a Fund calculates its NAV.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different from those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification are part of each Fund's overall obligation to deter money laundering under Federal law. Each Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Forum Funds" or to one or more owners of the account and endorsed to "Forum Funds." For all other accounts, the check must be made payable on its face to "Forum Funds." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                         MINIMUM INITIAL   MINIMUM ADDITIONAL
                           INVESTMENT          INVESTMENT
  Standard Accounts          $2,000               $250
  Traditional and Roth
  IRA Accounts               $1,000               $250
  Accounts with
  Systematic Investment
  Plans                        $250               $250

You cannot invest in TaxSaver Bond Fund through an IRA account.

ACCOUNT REQUIREMENTS

                    TYPE OF ACCOUNT                                             REQUIREMENT
 INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS       - Instructions must be signed by all persons required to
   Individual accounts are owned by one person, as         sign exactly as their names appear on the account
   are sole proprietorship accounts. Joint accounts
   have two or more owners (tenants)
 GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)               - Depending on state laws, you can set up a custodial
   These custodial accounts provide a way to give money      account under the UGMA or the UTMA
   to a child and obtain tax benefits                     - The custodian must sign instructions in a manner
                                                            indicating custodial capacity
  BUSINESS ENTITIES                                       - Submit a secretary's (or similar) certificate covering
                                                            incumbency and authority
  TRUSTS                                                  - The trust must be established before an account can be
                                                            opened
                                                          - Provide the first and signature pages from the trust
                                                            document identifying the trustees

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Funds will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Funds will attempt to contact you or, if applicable, your broker. If the Funds cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Funds may reject your application under its Anti-Money Laundering Program. If your application is accepted, the Funds will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Funds will try to verify your identity within a timeframe established in our sole discretion. If the Funds cannot do so, the Funds reserve the right to close your account at the NAV next calculated after the Funds decide to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Funds may reject your application under the Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

INVESTMENT PROCEDURES

                 HOW TO OPEN AN ACCOUNT                                  HOW TO ADD TO YOUR ACCOUNT
  BY CHECK                                                BY CHECK
  - Call or write us for an account application           - Fill out an investment slip from a confirmation or
  - Complete the application (and other required            write us a letter
    documents)                                            - Write your account number on your check
  - Mail us your application (and other required          - Mail us the slip (or your letter) and the check
    documents) and a check
  BY WIRE                                                 BY WIRE
  - Call or write us for an account application           - Call to notify us of your incoming wire
  - Complete the application (and other required          - Instruct your financial institution to wire your money
    documents)                                              to us
  - Call us to fax the completed application (and other
    required documents) and we will assign you an
    account number
  - Mail us your original application (and other
    required documents)
  - Instruct your financial institution to wire your
    money to us
  BY ACH PAYMENT                                          BY SYSTEMATIC INVESTMENT
  - Call or write us for an account application           - Complete the systematic investment section of the
  - Complete the application (and other required            application
    documents)                                            - Attach a voided check to your application
  - Call us to fax the completed application (and other   - Mail us the completed application and voided check
    required documents) and we will assign you an account - We will electronically debit the purchase amount from
    number                                                  the financial institution account identified in your
  - Mail us your original application (and other            account application
    required documents)
  - We will electronically debit the purchase amount
    from the financial institution account identified in
    your account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund processes redemption orders promptly. Under normal circumstances, a Fund will send redemption proceeds to you within a week. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

  BY MAIL
  - Prepare a written request including:
      - Your name(s) and signature(s)
      - Your account number
      - The Fund name
      - The dollar amount or number of shares you want to sell
      - How and where to send the redemption proceeds
  - Obtain a signature guarantee (if required)
  - Obtain other documentation (if required)
  - Mail us your request and documentation
  BY WIRE
  - Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
  - Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") or
  - Mail us your request (See "By Mail")
  BY TELEPHONE
  - Call us with your request (unless you declined telephone redemption privileges on your account application)
  - Provide the following information:
      - Your account number
      - Exact name(s) in which the account is registered
      - Additional form of identification
  - Redemption proceeds will be:
      - Mailed to you or
      - Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
  SYSTEMATICALLY
  - Complete the systematic withdrawal section of the application
  - Attach a voided check to your application
  - Mail us your completed application
  - Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and each Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

     - Written requests to redeem $100,000 or more
     - Changes to a shareholder's record name
     - Redemptions from an account for which the address or account registration has changed within the last 30 days
     - Sending redemption and distribution proceeds to any person, address or financial institution account not on record
     - Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
     - Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account


The transfer agent reserves the right to require signature guarantees on all redemptions.


SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), a Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

SALES CHARGES

PURCHASES A sales charge is assessed on purchases of each Fund's shares as follows:

                                                 SALES CHARGE (LOAD)
                                                      AS % OF:
                                                PUBLIC           NET
                      AMOUNT OF PURCHASE    OFFERING PRICE   ASSET VALUE*   REALLOWANCE%
                      $0 to $49,999             3.75            3.90            3.25
                      $50,000 to $99,999        3.25            3.36            2.75
                      $100,000 to $249,999      2.75            2.83            2.25
                      $250,000 to $499,999      2.25            2.30            1.85
                      $500,000 to $999,999      1.75            1.78            1.45
                      $1,000,000 and up         0.00            0.00            0.00

* Rounded to the nearest one-hundredth percent.

The offering price for each Fund's shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDEMPTIONS A contingent deferred sales charge ("CDSC") is assessed on redemptions of shares that were part of a purchase of $1 million or more. The CDSC is assessed as follows:

       REDEEMED WITHIN                SALES CHARGE
   First year of purchase                 1.00%
   Second year of purchase                0.50%

The CDSC is paid on the lower of the NAV of shares redeemed or the cost of the shares. To satisfy a redemption request, a Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. A Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied. The commission paid to certain financial institutions selling shares equals the CDSC charged on the redemption.

REDUCED SALES CHARGES You may qualify for a reduced sales charge on Fund purchases under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem Fund shares without a sales charge. Please see the SAI for further information.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of other funds. For a list of funds available for exchange, you may call the transfer agent. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of the exchange. An exchange is a sale and purchase of shares and may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE

 BY MAIL
 - Prepare a written request including:
       - Your name(s) and signature(s)
       - Your account number
       - The names of each fund you are exchanging
       - The dollar amount or number of shares you want to sell (and exchange)
 - Open a new account and complete an account application if you are requesting different shareholder privileges
 - Obtain a signature guarantee (if required)
 - Mail us your request and documentation
 BY TELEPHONE
 - Call us with your request (unless you declined telephone exchange privileges on your account application)
 - Provide the following information:
       - Your account number
       - Exact name(s) in which account is registered
       - Additional form of identification

RETIREMENT ACCOUNTS

Investors Bond Fund offers Individual Retirement Accounts (IRA), including traditional and Roth IRAs. Investors Bond Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. When making an investment in an IRA, be sure to indicate the year for which the contribution is made.

OTHER INFORMATION

DISTRIBUTIONS

Each Fund declares distributions from net investment income daily and pays those distributions monthly. Any net capital gain realized by a Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

INVESTORS BOND FUND The Fund's distributions of its net investment income (including short-term capital gains) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. Distributions may also be subject to certain state and local taxes.

TAXSAVER BOND FUND Generally, you are not subject to Federal income tax on the Fund's distributions of its tax-exempt interest income other than the Federal alternative minimum tax ("AMT"). However, if you are a "substantial user" or a "related person" of a substantial user of facilities financed by private activity bonds held by the Fund, you may have to pay Federal income tax on your pro rata share of the net income generated from these securities. The Fund's distributions of taxable interest, other investment income and short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. It is anticipated that a substantial portion of the Fund's net interest income will be exempt from Federal income tax other than the AMT. Distributions, including distributions that are exempt from Federal income tax, may be subject to certain state and local taxes.

Distributions of the Fund's interest income on certain private activity bonds are an item of tax preference for purposes of the AMT applicable to individuals and corporations. Distributions of the net income from tax-exempt obligations are included in the "adjusted current earnings" of corporations for AMT purposes.

GENERAL If you buy shares of a Fund just before the Fund makes a distribution, a portion of the distribution you receive may be taxable to you even though it represents a portion of the purchase price you paid for the shares.

Your sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

A Fund will mail you reports containing information about the income tax status of the Fund's distributions paid during the year after December 31 of each year.

For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. Neither Fund expects to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance. Total return in the tables represents the rate an investor would have earned (or lost) on an investment in a Fund (assuming the reinvestment of all distributions). This information has been derived from each Fund's financial statements for the year ended March 31, 2004, which have been audited by Deloitte and Touche LLP. Each Fund's financial statements and the auditor's report are included in the Funds' Annual Report dated March 31, 2004, which is available upon request, without charge.

INVESTORS BOND FUND

                                                                                YEAR ENDED MARCH 31,
                                                          2004           2003           2002           2001           2000
  SELECTED DATA FOR A SINGLE SHARE
  Beginning Net Asset Value Per Share                     $10.41          $9.91         $10.11          $9.74         $10.32
                                                         -------        -------        -------        -------        -------
  Investment Operations:
    Net investment income (loss)                            0.51           0.59           0.63(a)        0.72           0.68
    Net realized and unrealized gain (loss) on
      investments                                           0.42           0.50          (0.20)(a)       0.37          (0.58)
                                                         -------        -------        -------        -------        -------
  Total from Investment Operations                          0.93           1.09           0.43           1.09           0.10
                                                         -------        -------        -------        -------        -------
  Less Distributions:
    From net investment income                             (0.51)         (0.59)         (0.63)         (0.72)         (0.68)
    From net realized gains                                   --             --             --             --             --
                                                         -------        -------        -------        -------        -------
  Total Distributions                                      (0.51)         (0.59)         (0.63)         (0.72)         (0.68)
                                                         -------        -------        -------        -------        -------
  Ending Net Asset Value Per Share                        $10.83         $10.41          $9.91         $10.11          $9.74
                                                         =======        =======        =======        =======        =======
  Total Return(b)                                           9.15%         11.26%          4.32%         11.90%          1.13%
  Ratios/Supplementary Data:
  Net Assets at End of Period (000's omitted)            $16,141        $15,697        $15,371        $13,372        $50,432
  Ratios to Average Net Assets:
    Net investment income                                   4.81%          5.79%          6.23%(a)       7.75%          6.90%
    Net expenses                                            0.95%          0.66%          0.95%          0.81%          0.70%
    Gross expenses(c)                                       1.42%          1.45%          1.57%          1.21%          1.05%
  Portfolio Turnover Rate                                     88%            64%            81%            28%            34%

(a) As required, effective April 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on Investors Bond Fund, for the year ended March 31, 2002, was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.29%. Per share data, ratios, and supplementary data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b)  Total return calculations  do not include sales charge.
(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.

TAXSAVER BOND FUND

                                                                                 YEAR ENDED MARCH 31,
                                                                 2004        2003        2002        2001        2000
  SELECTED DATA FOR A SINGLE SHARE
  Beginning Net Asset Value Per Share                            $10.67      $10.42      $10.45      $10.05      $10.61
                                                                -------     -------     -------     -------     -------
  Investment Operations:
    Net investment income (loss)                                   0.43        0.42        0.44        0.45        0.48
    Net realized and unrealized gain (loss) on investments         0.25        0.30       (0.03)       0.40       (0.56)
                                                                -------     -------     -------     -------     -------
  Total from Investment Operations                                 0.68        0.72        0.41        0.85       (0.08)
                                                                -------     -------     -------     -------     -------
  Less Distributions:
    From net investment income                                    (0.42)      (0.43)      (0.44)      (0.45)      (0.48)
    From net realized gains                                       (0.07)      (0.04)         --          --          --
                                                                -------     -------     -------     -------     -------
  Total Distributions                                             (0.49)      (0.47)      (0.44)      (0.45)      (0.48)
                                                                -------     -------     -------     -------     -------
  Ending Net Asset Value Per Share                               $10.86      $10.67      $10.42      $10.45      $10.05
                                                                =======     =======     =======     =======     =======
  Total Return(a)                                                  6.54%       7.08%       4.05%       8.71%      (0.74)%
  Ratios/Supplementary Data:
  Net Assets at End of Period (000's omitted)                   $15,409     $18,125     $20,216     $21,301     $29,180
  Ratios to Average Net Assets:
    Net investment income                                          3.98%       4.00%       4.22%       4.50%       4.68%
    Net expenses                                                   0.95%       0.95%       0.95%       0.81%       0.60%
    Gross expenses(b)                                              1.47%       1.35%       1.36%       1.26%       1.16%
  Portfolio Turnover Rate                                            18%         23%         27%         37%         25%

(a)  Total return  calculations  do not include sales  charge.
(b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.

                                                                BAINBRIDGE
                                                                  CAPITAL
                                                              MANAGEMENT, LLC

                                                             INVESTORS BOND FUND
                                                              TAXSAVER BOND FUND

        FOR MORE INFORMATION

                           ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally a part of, this Prospectus.

                              CONTACTING THE FUNDS
     You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about each Fund by contacting the Fund at:


                              INVESTORS BOND FUND
                               TAXSAVER BOND FUND
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (800) 94FORUM
                                 (800) 943-6786

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION
  You can also view each Fund's annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and
              Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

      Fund information, including copies of the annual/semi-annual reports and SAI, is available on the SEC's Web site at
                                  www.sec.gov

                    Investment Company Act File No. 811-3023

H.M. PAYSON & CO.               PROSPECTUS
ESTABLISHED 1854                AUGUST 1, 2004


                                PAYSON
                                VALUE FUND

                                PAYSON
                                TOTAL RETURN FUND





Payson Value Fund seeks high total return (capital appreciation and current income) by investing in a diversified portfolio of common stock and securities convertible into common stock, which appear to be undervalued in the marketplace.

Payson Total Return Fund seeks a combination of high current income and capital appreciation by investing in common stock and securities convertible into common stock, which appear to be undervalued, and in investment grade debt securities, including U.S. government, government agency and corporate obligations.

The Funds do not pay Rule 12b-1 (distribution) fees.

The Securities and Exchange Commission has not approved or disapproved either Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[ABACUS GRAPHIC]

                                                         TABLE OF CONTENTS

RIGHT HAND PAGE GRAPHIC

RISK/RETURN SUMMARY                               2
            INVESTMENT OBJECTIVES                 2
            PRINCIPAL INVESTMENT STRATEGIES       2
            PRINCIPAL INVESTMENT RISKS            4
            WHO MAY WANT TO INVEST IN THE
               FUNDS                              5

PERFORMANCE                                       6

FEE TABLES                                        9

MANAGEMENT                                       10

YOUR ACCOUNT                                     12
            HOW TO CONTACT THE FUNDS             12
            GENERAL INFORMATION                  12
            BUYING SHARES                        13
            SELLING SHARES                       17
            EXCHANGE PRIVILEGES                  19
            RETIREMENT ACCOUNTS                  19

OTHER INFORMATION                                20

FINANCIAL HIGHLIGHTS                             22

      RISK/RETURN SUMMARY


[CALL OUT BOX
CONCEPTS TO UNDERSTAND


COMMON STOCK means an equity or ownership interest in a company.


CONVERTIBLE SECURITY means a security, such as a preferred stock or bond, that may be converted into a specified number of shares of common stock.


VALUE COMPANY means a company whose market price is low relative to its financial condition, price history and/or the stock of comparable companies.


MARKET CAPITALIZATION means the value of a company's common stock in the stock market.


DEBT SECURITY means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.


BOND means a debt security with a long-term maturity of usually 5 years or longer.


NOTE means a debt security with a short-term maturity, usually less than 5 years.


U.S. GOVERNMENT SECURITIES means debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT GRADE SECURITY means a security rated in one of the four highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's, or unrated and determined to be of comparable quality by the Funds' Adviser.]

INVESTMENT OBJECTIVES

PAYSON VALUE FUND (a "Fund") seeks high total return (capital appreciation and current income) by investing in a diversified portfolio of common stock and securities convertible into common stock, which appear to be undervalued in the marketplace.

PAYSON TOTAL RETURN FUND (a "Fund") seeks a combination of high current income and capital appreciation by investing in common stock and securities convertible into common stock, which appear to be undervalued, and in investment grade debt securities, including U.S. government, government agency and corporate obligations.

PRINCIPAL INVESTMENT STRATEGIES

PAYSON VALUE FUND invests primarily in common stock and convertible securities of large and medium size domestic value companies. Large size domestic companies typically have market capitalizations in excess of $12 billion. Medium size domestic companies typically have market capitalizations in the range of $2 billion to $12 billion.

PAYSON TOTAL RETURN FUND invests primarily in common stock and convertible securities of large and medium size domestic value companies. Large size domestic companies typically have market capitalizations in excess of $12 billion. Medium domestic companies typically have market capitalizations in the range of $2 billion to $12 billion. The Fund also invests in debt securities, which are primarily investment grade, including U.S. Government securities and corporate bonds and notes issued by large and medium size domestic companies. The Fund may also invest a significant portion of the Fund's total assets in cash or cash equivalents if the Fund's investment adviser

(the "Adviser") is unable to find investments selling at discounts to what the Adviser believes are their fair intrinsic value.

THE ADVISER'S PROCESS The Funds' Adviser maintains a long-term, equity-oriented perspective, being much less concerned with investment performance on a quarterly or shorter basis than with real, long-term growth of income. Investment time horizon is the paramount determinant of long-term investment strategy, and each Fund has a long-term time horizon.

The Adviser uses both a quantitative and a fundamental approach to identify stocks that are undervalued compared to the company's financial condition. The Adviser first conducts a fundamental analysis of prospective companies to determine their near and long-term financial prospects and then uses quantitative measurements, including price/earnings ratios, price/book ratios, price/sales ratios, dividend yields and profitability, to select those stocks that appear undervalued.

With respect to Payson Total Return Fund's investment in debt securities, the Adviser continuously monitors interest rate outlooks, the shape of the yield curve and other economic factors to determine an appropriate maturity profile for the Fund's investment portfolio consistent with the Fund's objective. In particular, the Adviser watches the yield spreads between higher and lower quality debt securities, between different sectors of the economy and between different types of debt securities to identify those securities that provide the highest yield at the best price.

The Adviser continuously monitors the investments in a Fund's portfolio to determine if there have been any fundamental changes in the companies or issuers. The Adviser may sell a security if:

     - The security subsequently fails to meet the Adviser's initial investment criteria

     - A more attractively priced security is found or if funds are needed for other purposes

     - The Adviser believes that the security has reached its appreciation potential

     - Revised economic forecasts or interest rate outlook requires a repositioning of debt securities held by Payson Total Return Fund

TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic, political or other conditions, a Fund may assume a temporary defensive position and invest, without limit, in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. When investing for temporary defensive purposes, a Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program. You could lose money on your investment in a Fund or a Fund could underperform other investments. The principal risks of an investment in a Fund include:

     - The stock or bond market goes down

     - Value stocks fall out of favor with the stock market

     - The stock market continues to undervalue the stocks in a Fund's portfolio

     - The stock prices of medium capitalization companies may fluctuate more than the stock prices of larger capitalization companies

     - The judgment of the Adviser as to the value of a stock proves to be wrong

Because each Fund uses a value approach to select potential stock or debt securities, there is the risk that the market will not recognize the intrinsic value of the Fund's investments for an unexpectedly long time. Further, the security prices of medium size companies may fluctuate more significantly than the security prices of larger size companies. Generally, this increased volatility is due to the fact that securities of medium size companies are traded less frequently and are less liquid than securities of large size companies. Also, there is usually less information available on medium size companies than on larger size companies.

RISKS OF DEBT SECURITIES Because Payson Total Return Fund invests in debt securities, that Fund has the following additional risks:

     - The value of most debt securities falls when interest rates rise; the longer a debt security's maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates

     - Issuers may prepay fixed rate securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates

     - The Fund is subject to the risk that the financial condition of an issuer of a security held by the Fund may cause the issuer to default or become unable to pay interest or principal due on the securities. This risk generally increases as security credit ratings decrease.

WHO MAY WANT TO INVEST IN THE FUNDS

A Fund may be appropriate for you if you:

     - Are willing to tolerate significant changes in the value of your investment

     - Are pursuing a long-term goal

     - Are willing to accept higher short-term risk

A Fund may NOT be appropriate for you if you:

     - Need regular income or stability of principal

     - Are pursuing a short-term goal or investing emergency reserves

     - Want an investment that pursues market trends or focuses only on particular sectors or industries

      PERFORMANCE


The following charts illustrate the variability of each Fund's returns. The charts and the tables provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE   INFORMATION   (BEFORE  AND  AFTER  TAXES)   REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURES RESULTS.

PAYSON VALUE FUND

The following chart shows the Fund's annual total return for the last 10 calendar years.



                                  (BAR CHART)

        1994              1995       1996       1997       1998       1999       2000       2001       2002       2003
---------------------   --------   --------   --------   --------   --------   --------   --------   --------   --------
-3.67%                   28.18%     18.95%     31.62%     5.79%      10.19%     7.42%      -7.57%    -26.39%     28.09%

    The calendar year-to-date total return as of June 30, 2004 was 1.88%.

During the periods shown in the chart, the highest quarterly return was 16.87% (for the quarter ended December 31, 1998) and the lowest quarterly return was -20.70% (for the quarter ended September 30, 2002).

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares as of December 31, 2003 to the Standard & Poor's 500 Index ("S&P 500 Index").

                    PAYSON VALUE FUND(1)                      1 YEAR   5 YEARS   10 YEARS
  Return Before Taxes                                         28.09%     0.62%      7.75%
  Return After Taxes on Distributions                         27.99%    -0.24%      6.42%
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                      18.38%     0.32%      6.23%
------------------------------------------------------------------------------------------
  S&P 500 Index                                               28.67%    -0.57%     11.06%

(1)Effective March 13, 2002, the Fund eliminated all sales charges associated with the purchase and redemption of its shares. Accordingly, the performance information presented does not reflect the imposition of any sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

PAYSON TOTAL RETURN FUND

The following chart shows the Fund's annual total return for the last 10 calendar years.



                                  [BAR CHART]

        1994              1995       1996       1997       1998       1999       2000       2001       2002       2003
---------------------   --------   --------   --------   --------   --------   --------   --------   --------   --------
-4.20%                   28.33%     11.20%     20.99%     3.53%      -2.96%     12.66%     7.25%     -19.05%     17.43%

     The calendar year-to-date total return as of June 30, 2004 was 1.88%.

During the periods shown in the chart, the highest quarterly return was 15.81% (for the quarter ended December 31, 1998) and the lowest quarterly return was -15.00% (for the quarter ended September 30, 2002).

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares as of December 31, 2003 to the S&P 500 Index.

                PAYSON TOTAL RETURN FUND(1)                   1 YEAR   5 YEARS   10 YEARS
  Return Before Taxes                                         17.43%    2.19%      6.68%
  Return After Taxes on Distributions                         16.79%    0.63%      4.27%
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                      11.62%    1.00%      4.38%
-----------------------------------------------------------------------------------------
  S&P 500 Index                                               28.67%   -0.57%     11.06%

(1)Effective March 13, 2002, the Fund eliminated all sales charges associated with the purchase and redemption of its shares. Accordingly, the performance information presented does not reflect the imposition of any sales charges.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

                                                                FEE TABLES


The following tables describe the various fees and expenses that you will pay if you invest in a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of the
  offering price)                            None
  Maximum Sales Charge (Load) Imposed on
  Reinvested Distributions                   None
  Maximum Deferred Sales Charge (Load)       None
  Redemption Fee                             None
  Exchange Fee                               None

              ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  PAYSON VALUE FUND
  Management Fees(1)                            0.80%
  Distribution (12b-1) Fees                     None
  Other Expenses(2)                             1.24%
  TOTAL ANNUAL FUND OPERATING EXPENSES(2)       2.04%
  PAYSON TOTAL RETURN FUND
  Management Fees(1)                            0.60%
  Distribution (12b-1) Fees                     None
  Other Expenses(2)                             1.12%
  TOTAL ANNUAL FUND OPERATING EXPENSES(2)       1.72%

(1) Effective April 1, 2003, the Adviser, has agreed to voluntarily waive 0.25% of its Management Fee. Thus, while this waiver is in place, the Management Fee for Payson Value Fund will be 0.55% and the Management Fee for Payson Total Return Fund will be 0.35%. Citigroup has also agreed to voluntarily waive 0.25% of its transfer agency fee for each Fund. Fee waivers may be reduced or eliminated at any time.

(2) Based on amounts incurred during the Fund's fiscal year ended March 31, 2004 stated as a percentage of average daily net assets.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return that a Fund's total annual fund operating expenses remain the same as stated in the above table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       PAYSON VALUE FUND(1)      PAYSON TOTAL RETURN FUND(1)
  1 year                      $  207                        $  175
  3 years                     $  640                        $  542
  5 years                     $1,098                        $  933
  10 years                    $2,369                        $2,030

(1) Effective March 13, 2002, the Funds eliminated all sales charges associated with the purchase and redemption of its shares. Accordingly, the costs presented do not reflect the imposition of any sales charges.

      MANAGEMENT


Each Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of each Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of each Fund and meets periodically to review each Fund's performance, monitor investment activities and practices and discuss other matters affecting the Funds. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Each Fund's Adviser is H. M. Payson & Co., One Portland Square, P.O. Box 31, Portland, Maine 04112. The Adviser was founded in 1854 and was incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name.

Subject to the general control of the Board, the Adviser makes investment decisions for each Fund. The Adviser receives an advisory fee at an annual rate of 0.80% of the average daily net assets of Payson Value Fund and 0.60% of the average daily net assets of Payson Total Return Fund. However, effective April 1, 2003, the Adviser has agreed to voluntarily waive 0.25% of its fee. Thus, while the waiver is in place, the fee for Payson Value Fund will be 0.55% and the fee for Payson Total Return Fund will be 0.35%. Fee waivers may be reduced or eliminated at anytime. For the fiscal year ended March 31, 2004, the Adviser received advisory fees at an annual rate of 0.55% and 0.35% of the average daily net assets of Payson Value Fund and Payson Total Return Fund, respectively.

As of June 30, 2004, the Adviser had approximately $1.62 billion in assets under management.

PORTFOLIO MANAGERS

JOHN C. KNOX, Managing Director and Senior Research Analyst of the Adviser, has been primarily responsible for the day-to-day management of Payson Value Fund since July 10, 1995. Mr. Knox has more than 27 years of experience in the investment industry and has been associated with the Adviser since 1981. Mr. Knox is a Chartered Financial Analyst.

PETER E. ROBBINS, Managing Director and Director of Research of the Adviser, has been primarily responsible for the day-to-day management of Payson Total Return Fund since April 1, 1993. Mr. Robbins has more than 22 years of experience in the investment industry and has been associated with the Adviser since 1982, except for the period from January 1988 to October 1990. During that period, Mr. Robbins was President of Mariner Capital Group, a real estate development and non-financial asset management business. Mr. Robbins is a Chartered Financial Analyst.

OTHER SERVICE PROVIDERS

Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Funds.

The distributor (principal underwriter) of each Fund acts as each Fund's representative in connection with the offering of Fund Shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares. The distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.

FUND EXPENSES

Each Fund pays for its own expenses. Each Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund. Any waiver or expense reimbursement increases a Fund's performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

      YOUR ACCOUNT

 [CALL OUT BOX

HOW TO CONTACT THE FUNDS


WRITE TO US AT:
 Payson Funds
 P.O. Box 446
 Portland, Maine 04112

OVERNIGHT ADDRESS:
 Payson Funds
 Two Portland Square
 Portland, Maine 04101


TELEPHONE US AT:
 (800) 805-8258 (Toll Free)

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
 Deutsche Bank Trust Company Americas
 New York, New York
 ABA #021001033
FOR CREDIT TO:
 Forum Shareholder Services, LLC
 Account #01-465-547
 (Name of Your Fund)
 (Your Name)
 (Your Account Number)]

GENERAL INFORMATION

You may purchase or sell (redeem) a Fund's shares on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.


You may purchase or sell (redeem) each Fund's shares at the net asset value of a share ("NAV") next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 12 through 19). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV. A Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

Each Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, a Fund may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Fund's officers. The time at which the NAV is calculated may change in case of an emergency.

A Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding. A Fund values securities for which market quotations are readily available at current market value. Each Fund values securities at fair value pursuant to procedures adopted by the Board if
(1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which each Fund's securities primarily trade but before the time as of which each Fund calculates its NAV.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different from those of a Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of each Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent each Fund from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of each Fund or in cases when each Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Payson Funds" or to one or more owners of the account and endorsed to "Payson Funds." For all other accounts, the check must be made payable on its face to "Payson Funds." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct the U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts investments in the following minimum amounts:

                       MINIMUM INITIAL   MINIMUM ADDITIONAL
                         INVESTMENT          INVESTMENT
  Standard Accounts        $2,000               $250
  Traditional and
  Roth IRA Accounts        $1,000               $250
  Accounts with
  Systematic
  Investment Plans         $  250               $250

ACCOUNT REQUIREMENTS

              TYPE OF ACCOUNT                                 REQUIREMENT
  INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT   - Instructions must be signed by all persons
  ACCOUNTS                                    required to sign exactly as their names
  Individual accounts are owned by one          appear on the account
  person, as are sole proprietorship
  accounts. Joint accounts have two or more
  owners (tenants)
  GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)  - Depending on state laws, you can set up a
  These custodial accounts provide a way to   custodial account under the UGMA or the UTMA
  give money to a child and obtain tax        - The custodian must sign instructions in a
  benefits                                    manner indicating custodial capacity
  BUSINESS ENTITIES                           - Submit a secretary's (or similar)
                                              certificate covering incumbency and
                                                authority
  TRUSTS                                      - The trust must be established before an
                                              account can be opened
                                              - Provide the first and signature pages from
                                              the trust document identifying the trustees

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Funds will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Funds will attempt to contact you or, if applicable, your broker. If the Funds cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Funds will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Funds will try to verify your identity within a timeframe established in our sole discretion. If the Funds cannot do so, the Funds reserve the right to close your account at the NAV next calculated after the Funds decide to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Funds may reject your application under its Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

INVESTMENT PROCEDURES

           HOW TO OPEN AN ACCOUNT                      HOW TO ADD TO YOUR ACCOUNT
  BY CHECK                                    BY CHECK
  - Call or write us for an account           - Fill out an investment slip from a
  application                                 confirmation or write us a letter
  - Complete the application (and other       - Write your account number on your check
    required documents)                       - Mail us the slip (or your letter) and the
  - Mail us your application (and other       check
    required documents) and a check
  BY WIRE                                     BY WIRE
  - Call or write us for an account           - Call to notify us of your incoming wire
  application                                 - Instruct your financial institution to
  - Complete the application (and other       wire your money to us
    required documents)
  - Call us to fax the completed application
    (and other required documents) and we
    will assign you an account number
  - Mail us your original application (and
    other required documents)
  - Instruct your financial institution to
    wire your money to us
  BY ACH PAYMENT                              BY SYSTEMATIC INVESTMENT
  - Call or write us for an account           - Complete the systematic investment section
  application                                 of the application
  - Complete the application (and other       - Attach a voided check to your application
    required documents)                       - Mail us the completed application and
  - Call us to fax the completed application  voided check
    (and other required documents) and we     - We will electronically debit your purchase
    will assign you an account number         proceeds from the financial institution
  - Mail us your original application (and    account identified in your account
    other required documents)                 application
  - We will electronically debit your
    purchase proceeds from the financial
    institution account identified in your
    account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your account at your financial institution by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading.

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Each Fund processes redemption orders promptly. Under normal circumstances, a Fund will send redemption proceeds to you within a week. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

 BY MAIL
 - Prepare a written request including:
      - Your name(s) and signature(s)
      - Your account number
      - The Fund name
      - The dollar amount or number of shares you want to sell
      - How and where to send the redemption proceeds
 - Obtain a signature guarantee (if required)
 - Obtain other documentation (if required)
 - Mail us your request and documentation
 BY WIRE
 - Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
 - Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") or
 - Mail us your request (See "By Mail")
 BY TELEPHONE
 - Call us with your request (unless you declined telephone redemption privileges on your account application)
 - Provide the following information:
      - Your account number
      - Exact name(s) in which the account is registered
      - Additional form of identification
 - Redemption proceeds will be:
      - Mailed to you or
      - Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")
 SYSTEMATICALLY
 - Complete the systematic withdrawal section of the application
 - Attach a voided check to your application
 - Mail us your completed application
 - Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application sent from your account to a designated account at a financial institution by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Funds against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:
     - Written requests to redeem $100,000 or more
     - Changes to a shareholder's record name
     - Redemptions from an account for which the address or account registration has changed within the last 30 days
     - Sending redemption and distribution proceeds to any person, address or financial institution account not on record
     - Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
     - Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), a Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect a Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of other funds. For a list of funds available for exchange, you may call the transfer agent. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of the exchange. If you exchange into a fund that has no sales charge you will not have to pay a sales charge at the time of the exchange. An exchange is a sale and purchase of shares and may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE

 BY MAIL
 - Prepare a written request including:
       - Your name(s) and signature(s)
       - Your account number
       - The names of each fund you are exchanging
       - The dollar amount or number of shares you want to sell (and exchange)
 - Open a new account and complete an account application if you are requesting different shareholder privileges
 - Obtain a signature guarantee (if required)
 - Mail us your request and documentation
 BY TELEPHONE
 - Call us with your request (unless you declined telephone exchange privileges on your account application
 - Provide the following information:
       - Your account number
       - Exact name(s) in which account is registered
       - Additional form of identification

RETIREMENT ACCOUNTS

Each Fund offers IRA accounts, including traditional and Roth IRAs. The Funds may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. When making an investment in an IRA, be sure to indicate the year for which the contribution is made.

      OTHER INFORMATION

DISTRIBUTIONS

Each Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Each Fund intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on a Fund's distributions, regardless of whether you reinvest them or receive them in cash. A Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, a Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.

A portion of a Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Distributions of capital gain and distributions of net investment income reduce the net asset value of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transaction equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

A Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in a Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. Neither Fund expects to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

      FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance. Total return in the tables represents the rate an investor would have earned (or lost) on an investment in a Fund (assuming the reinvestment of all distributions). This information has been derived from each Fund's financial statements for the year ended March 31, 2004, which have been audited by Deloitte & Touche LLP. Each Fund's financial statements and the auditor's report are included in the Funds' Annual Report dated March 31, 2004, which is available upon request, without charge.

PAYSON VALUE FUND

                                                          YEAR ENDED MARCH 31,
                                          2004        2003        2002        2001        2000
 SELECTED DATA FOR A SINGLE SHARE
 Beginning Net Asset Value Per Share      $11.75      $17.28      $17.63      $21.86      $19.30
                                         -------     -------     -------     -------     -------
 Investment Operations:
   Net investment income (loss)             0.08        0.07       (0.01)         --        0.06
   Net realized and unrealized gain
     (loss) on investments                  4.36       (5.53)       0.05       (1.39)       3.19
                                         -------     -------     -------     -------     -------
 Total from Investment Operations           4.44       (5.46)       0.04       (1.39)       3.25
                                         -------     -------     -------     -------     -------
 Less Distributions:
   From net investment income              (0.08)      (0.07)         --          --       (0.06)
   From net investment gain                   --          --       (0.39)      (2.84)      (0.63)
                                         -------     -------     -------     -------     -------
 Total Distributions                       (0.08)      (0.07)      (0.39)      (2.84)      (0.69)
                                         -------     -------     -------     -------     -------
 Ending Net Asset Value Per Share         $16.11      $11.75      $17.28      $17.63      $21.86
                                         =======     =======     =======     =======     =======
 OTHER INFORMATION
 Ratios to Average Net Assets:
   Net expenses                             1.54%       1.68%       1.63%       1.57%       1.45%
   Gross expenses(a)                        2.04%       1.97%       1.85%       1.78%       1.75%
   Net investment income                    0.54%       0.51%      (0.04)%        --        0.22%
 Total Return                              37.84%     (31.62)%      0.35%      (6.83)%     17.20%
 Portfolio Turnover Rate                      36%         25%         28%         18%         20%
 Net Assets at End of Period (in
   thousands)                            $15,654     $11,685     $17,706     $17,562     $19,987

(a) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.

PAYSON TOTAL RETURN FUND

                                                          YEAR ENDED MARCH 31,
                                        2004        2003          2002          2001        2000
 SELECTED DATA FOR A SINGLE SHARE
 Beginning Net Asset Value Per Share     $9.51      $12.97        $12.47        $12.42      $12.48
                                       -------     -------       -------       -------     -------
 Investment Operations:
   Net investment income                  0.23        0.26          0.23(b)       0.25        0.27
   Net realized and unrealized gain
     (loss) on investments                2.23       (3.34)         0.88(b)       0.84        0.27
                                       -------     -------       -------       -------     -------
 Total from Investment Operations         2.46       (3.08)         1.11          1.09        0.54
                                       -------     -------       -------       -------     -------
 Less Distributions:
   From net investment income            (0.19)      (0.25)        (0.23)        (0.25)      (0.27)
   From net investment gain                 --       (0.13)        (0.38)        (0.79)      (0.33)
   Return of Capital                     (0.01)         --            --            --          --
                                       -------     -------       -------       -------     -------
 Total Distributions                     (0.20)      (0.38)        (0.61)        (1.04)      (0.60)
                                       -------     -------       -------       -------     -------
 Ending Net Asset Value Per Share       $11.77       $9.51        $12.97        $12.47      $12.42
                                       =======     =======       =======       =======     =======
 OTHER INFORMATION
 Ratios to Average Net Assets:
   Net expenses                           1.22%       1.46%         1.44%         1.34%       1.15%
   Gross expenses(a)                      1.72%       1.71%         1.66%         1.64%       1.52%
   Net investment income                  2.15%       2.41%         1.80%(b)      1.93%       2.05%
 Total Return                            25.92%     (23.84)%        9.11%         8.99%       4.53%
 Portfolio Turnover Rate                    33%         37%           56%           64%         54%
 Net Assets at End of Period (in
   thousands)                          $18,335     $13,923       $19,174       $16,626     $18,596

()(a) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.
(b) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share data, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect these changes.

                               PAYSON VALUE FUND
                            PAYSON TOTAL RETURN FUND

                               H.M. PAYSON & CO.

                                ESTABLISHED 1854

                            A MAINE TRUST COMPANY &
                         REGISTERED INVESTMENT ADVISOR

                     A FOUNDATION OF TRUST -- FOR 150 YEARS


                              FOR MORE INFORMATION


                           ANNUAL/SEMI-ANNUAL REPORTS

Additional information about each Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally a part of, this Prospectus.

                              CONTACTING THE FUNDS

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about each Fund by contacting the Fund at:

                               PAYSON VALUE FUND
                            PAYSON TOTAL RETURN FUND
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (800) 805-8285

                 SECURITIES AND EXCHANGE COMMISSION INFORMATION

You can also review each Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or by writing to:

                             Public Reference Room
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                       E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC's Web site at www.sec.gov.

                    Investment Company Act File No. 811-3023

SHAKER FUND

PROSPECTUS
AUGUST 1, 2004

A Shares
B Shares
C Shares
Intermediary Shares

Shaker Fund seeks long-term capital appreciation by investing primarily in the common stock of domestic growth companies.


The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                     SHAKER FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                                  2
   Investment Objective                                              2
   Principal Investment Strategies                                   2
   Principal Investment Risks                                        3
   Who May Want to Invest in the Fund                                4
PERFORMANCE INFORMATION                                              5
FEE TABLES                                                           7
MANAGEMENT                                                           9
YOUR ACCOUNT                                                        11
   General Information                                              11
   Buying Shares                                                    12
   Selling Shares                                                   16

   Choosing a Share Class                                           19

   Exchange Privileges                                              22
   Retirement Accounts                                              22
ADVISER'S PAST PERFORMANCE                                          23
OTHER INFORMATION                                                   25
FINANCIAL HIGHLIGHTS                                                27

SHAKER FUND

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

                                       This Prospectus offers four classes of Shaker Fund (the
 [Call out box                         "Fund"). Intermediary Shares are designed for retail
 CONCEPTS TO UNDERSTAND                investors purchasing fund shares through fee based financial
 COMMON STOCK means an equity or       advisers. A Shares, B Shares and C Shares are designed for
 ownership interest in a company.      retail investors purchasing fund shares individually or
                                       through financial institutions.
 GROWTH COMPANIES are companies that
 have exhibited an above average       INVESTMENT OBJECTIVE
 increase in earnings over the past
 few years and that have strong,       The Fund seeks long-term capital appreciation.
 sustainable earnings prospects and
 reasonable stock prices.              PRINCIPAL INVESTMENT STRATEGIES

 MARKET CAPITALIZATION means the       The Fund invests primarily in the common stock of small- and value of a company's common stock in  medium-sized domestic growth companies. Small-sized domestic
 the stock market.]                    companies typically have market capitalizations of less than
                                       $1.5 billion at the time of investment. Medium-sized
                                       domestic companies typically have market capitalizations in the range of $2 billion to $12 billion.

THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES Shaker Investments, LLC, the Fund's investment adviser (the "Adviser") relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. The Adviser uses in-house research and other sources to conduct analyses of prospective Fund investments. As part of this analysis, the Adviser may visit prospective companies, their suppliers and customers, talk to industry contacts, attend trade and brokerage research conferences, consult with its venture capital and entrepreneur network, read business publications, search information databases, and track Wall Street research.

The Adviser's investment process begins with an economic analysis of industry sectors to identify those sectors with the greatest potential for growth. Demographic factors and industry trends affecting growth rates are among the items considered as part of the economic analysis. From these sectors, the Adviser selects those small- and medium-sized companies with the potential to grow revenue and earnings at a rate that exceeds the growth rate of their industries. The Adviser then analyzes these growth companies for fundamental superiority. The Adviser considers a fundamentally superior company to be one that has:

  - Strong management that emphasizes quality products and services within one industry (no conglomerates)

  - Sustainable competitive advantage through strong niche products or services and significant and consistent new product and service development

  - Broad customer and/or product base

  - Management interests aligned with shareholder interests

  - Positive earnings or cash flow and conservative financial statements

  - Market leadership

  - Focused business model

  - Significant inside ownership
 2

                                                                     SHAKER FUND

The Adviser plans to invest in these companies early in their life cycles and to hold the investments for the long-term if they continue to satisfy the Fund's investment criteria.

THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser will immediately review a stock with a 20% or greater one-day price decline or market underperformance over longer periods of time. The Adviser may sell a stock if:

  - It subsequently fails to meet the Adviser's initial investment criteria

  - A more attractively priced company is found or if funds are needed for other purposes

  - It becomes overvalued relative to the long-term expectation for the stock price

  - Changes in economic conditions or fundamentals of the sector affect the company's financial outlook

  - Revenue and earnings decline from year-to-year and price/book valuation (the price of a stock divided by the company's book value per share) is not at or near its historical low

  - The Fund's investment in an industry sector exceeds two and a half times the Russell 2000 Growth Index, the Fund's performance benchmark

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. When investing for temporary defensive purposes, the Fund may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

GENERAL An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund is not by itself a complete or balanced investment program and there is no guarantee the Fund will achieve its investment objective. The value of the Fund's investments will fluctuate as the stock market fluctuates. Nevertheless, investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occur:

  - The stock market does not recognize the growth potential of the stocks in the Fund's portfolio

  - The growth stocks in which the Fund invests do not continue to grow at expected rates

  - The judgment of the Adviser as to the growth potential of a stock proves to be wrong

  - Demand for growth stocks decline

SHAKER FUND

SPECIFIC RISKS OF SMALL AND MEDIUM COMPANIES Because investing in small and medium companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

  - Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available

  - Securities of many small and medium companies are traded in the over-the-counter markets or on a regional securities exchange, potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

  - Changes in the value of small and medium company stocks may not mirror the fluctuations of the general market

  - More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small- and medium- sized companies can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  - Are willing to tolerate significant changes in the value of your investment

  - Are pursuing a long-term goal, and

  - Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

  - Want an investment that pursues market trends or focuses only on particular sectors or industries

  - Need regular income or stability of principal, or

  - Are pursuing a short-term goal or investing emergency reserves

                                                                     SHAKER FUND

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The following chart and table illustrate the variability of the Fund's returns. The chart provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

The table provides some indication of the risks of investing in the Fund by showing changes in the performance of each Fund class from year to year and how each Fund class' returns compare to a broad measure of market performance.

PERFORMANCE  INFORMATION   (BEFORE   AND  AFTER   TAXES)  REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


CALENDAR YEAR TOTAL RETURNS -- INTERMEDIARY SHARES

The following chart shows the annual total return of Intermediary Shares for each full year that the fund has operated.


                          BAR GRAPH

 2002     2003
------    -----
-48.28%   57.74%

        The calendar year-to-date return as of June 30, 2004 was 0.98%.

During the period shown in the chart, the highest quarterly return was 23.81% (for the quarter ended June 30, 2003) and the lowest quarterly return was -29.42% (for the quarter ended June 30, 2002).

SHAKER FUND

AVERAGE ANNUAL TOTAL RETURN

The following table compares the average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Intermediary Shares to the Russell 2000(R) Growth Index as of December 31, 2003. The table also compares the average annual total return before taxes of each of A, B and C Shares to the Russell 2000 Growth Index and Russell 2500(TM) Growth Index.

                                                              1 Year   Since Inception(1)
 Intermediary Shares - Return Before Taxes                    57.74%        -11.86%
 Intermediary Shares - Return After Taxes on Distributions    57.74%        -11.86%
 Intermediary Shares - Return After Taxes on Distributions
   and Sale of Fund Shares                                    37.53%         -9.91%
 Class A Shares - Return Before Taxes                         48.20%        -14.10%
 Class B Shares - Return Before Taxes                         51.35%        -13.47%
 Class C Shares - Return Before Taxes                         55.70%        -12.46%
 Russell 2000 Growth Index (reflects no deduction for fees,
   expenses and taxes)                                        48.54%         -0.09%
 Russell 2500 Growth Index (reflects no deduction for fees,
   expenses and taxes)                                        46.32%         -0.66%

(1) Intermediary Shares and A Shares commenced operations on April 27, 2001.
    B Shares and C Shares commenced operations on December 11, 2001 and December 7, 2001, respectively. The performance information for the period before B shares and C Shares commenced operations is based on the performance of A Shares, adjusted for the higher expenses applicable to B Shares and C Shares, respectively. The performance for A Shares reflects the deduction of the maximum front-end sales load and the performance for B and C Shares assumes that shares are sold at the end of each period and reflects the deduction of any applicable contingent deferred sales load ("CDSC").

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

With respect to the Fund's Intermediary Shares, the return after taxes on distributions and sale of Fund shares exceeds the return after taxes on distributions due to an assumed tax benefit from losses on sales of shares at the end of the measurement period.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2500 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.

                                                                     SHAKER FUND

FEE TABLES
--------------------------------------------------------------------------------

 The following tables describe the various fees and expenses that you will bear if you invest in the Fund.

SHAREHOLDER FEES                             INTERMEDIARY           A              B              C
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       SHARES            SHARES         SHARES         SHARES
 Maximum Sales Charge (Load)
 Imposed on Purchases
 (as a percentage of the offering price)         None             5.75%           None           None
 Maximum Deferred Sales Charge (Load)
 Imposed on Redemptions
 (as a percentage of the sale price)             None             1.00%(1)       5.00%(2)       1.00%(3)
 Maximum Sales Charge (Load)
 Imposed on Reinvested Distributions             None              None           None           None
 Redemption Fee                                  None              None           None           None
 Exchange Fee                                    None              None           None           None

ANNUAL FUND OPERATING EXPENSES                 INTERMEDIARY           A              B              C
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)     SHARES            SHARES         SHARES         SHARES
 Management Fees                                  1.10%             1.10%          1.10%          1.10%
 Distribution (12b-1) Fees                         None             0.25%          0.75%          0.75%
 Other Expenses(4)                                0.73%             1.35%          5.61%          5.59%
 Total Annual Fund Operating Expenses(4)          1.83%             2.70%          7.46%          7.44%
 Fee Waiver and Expense Reimbursement(4)(5)       0.38%             1.05%          5.21%          5.24%
 Net Expenses(5)                                  1.45%             1.65%          2.25%          2.20%

(1) Applicable only for purchases of $1 million or more.
(2) B Shares automatically convert to A Shares 9 years after purchase. The Contingent Deferred Sales Charge (CDSC) decreases from 5% on shares sold within one year of purchase to 1% on shares sold within six years of purchase.
(3) The CDSC is 0% after the first year.
(4) Based on amounts for the Fund's fiscal year ended March 31, 2004.
(5) Based on contractual waivers through July 31, 2005.

SHAKER FUND

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in one of the Fund's classes (paying the maximum sales charge with respect to A Shares) and then redeem all of your shares at the end of the period (paying the relevant CDSC for B Shares and C Shares). The example also assumes that your investment has a 5% annual return, that the Fund's total annual operating expenses and net expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                       INTERMEDIARY
                          SHARES                   A SHARES                B SHARES                C SHARES
 1 YEAR                    $148                      $733                    $728                    $323
 3 YEARS                   $539                     $1,271                  $2,024                  $1,716
 5 YEARS                   $955                     $1,834                  $3,347                  $3,136
 10 YEARS                 $2,117                    $3,360                  $6,018                  $6,395

You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:

                       INTERMEDIARY
                          SHARES                   A SHARES                B SHARES                C SHARES
 1 YEAR                    $148                      $733                    $228                    $223
 3 YEARS                   $539                     $1,271                  $1,724                  $1,716
 5 YEARS                   $955                     $1,834                  $3,147                  $3,136
 10 YEARS                 $2,117                    $3,360                  $6,018                  $6,395

                                                                     SHAKER FUND

MANAGEMENT
--------------------------------------------------------------------------------

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Adviser is Shaker Investments, LLC, 2000 Auburn Drive, Suite 300, Cleveland, Ohio 44122. Prior to January 1, 2002, Shaker Management, Inc. served as the Fund's investment adviser. The Adviser and its predecessors have provided investment advisory and management services to clients since 1991 and the Fund since 2001.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an annual advisory fee of 1.10% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2004, the Adviser waived a portion of its fee and received an advisory fee of 0.73%.

As of June 30, 2004, the Adviser and its affiliates had approximately $723 million of assets under management.

PORTFOLIO MANAGER

Edward P. Hemmelgarn, the founder and President of the Adviser and its predecessors, is responsible for the day-to-day management of the Fund. Mr. Hemmelgarn has more than 20 years of experience in the investment industry.

SHAKER FUND

OTHER SERVICE PROVIDERS

Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Funds.

The distributor (principal underwriter) of the Fund acts as the Fund's representative in connection with the offering of Fund shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares. The distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.

FUND EXPENSES

The Fund pays for its own expenses. Expenses of each share class include that class's own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect.

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses in order to limit total annual operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) of Intermediary Shares, A Shares, B Shares and C Shares to 1.45%, 1.65%, 2.25% and 2.20%, respectively, of that class' average daily net assets through July 31, 2005.

                                                                     SHAKER FUND

YOUR ACCOUNT
--------------------------------------------------------------------------------

 HOW TO CONTACT THE FUND                       GENERAL INFORMATION
 WRITE TO US AT:                               You may purchase, sell (redeem) or exchange shares of each
   Shaker Fund                                 Fund class on each weekday that the New York Stock Exchange
   P.O. Box 446                                is open. Under unusual circumstances, the Fund may accept
   Portland, Maine 04112                       and process orders when the New York Stock Exchange is
                                               closed if deemed appropriate by the Trust's officers.
 OVERNIGHT ADDRESS:
   Shaker Fund                                 You may purchase, redeem or exchange shares of each Fund
   Two Portland Square                         class at the net asset value ("NAV") of a share of that
   Portland, Maine 04101                       class next calculated, plus any applicable sales charge (or minus any applicable sales charge in the case of a
 TELEPHONE US AT:                              redemption or exchange), after the transfer agent receives
   (888) 314-9048 (toll free)                  your request in proper form (as described in this
                                               Prospectus on pages 12 through 22). For instance, if the
 E-MAIL US AT:                                 transfer agent receives your purchase, redemption or
   shaker-fund@forum-financial.com             exchange request in proper form after 4:00 p.m., Eastern
                                               time, your transaction will be priced at the next business
 WIRE INVESTMENTS                              day's NAV of the applicable Fund class, plus the applicable
 (OR ACH PAYMENTS) TO:                         sales charge (or minus any applicable sales charge in the
   Deutsche Bank Trust Company   Americas      case of a redemption or exchange). The Fund cannot accept
   New York, New York                          orders that request a particular day or price for the
   ABA #021001033                              transaction or any other special conditions.
   FOR CREDIT TO:
   Forum Shareholder Services, LLC             The Fund does not issue share certificates.
   Account # 01-465-547
   Shaker Fund                                 If you purchase shares directly from the Fund, you will
   (Name of Share Class)                       receive quarterly statements and a confirmation of each
   (Your Name)                                 transaction. You should verify the accuracy of all
   (Your Account Number)                       transactions in your account as soon as you receive your
                                               confirmations.

The Fund also reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Fund's officers. The time at which NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares. The Fund values securities for which market quotations are readily available at current market value. The Fund values securities at fair value pursuant to procedures adopted by the Board if

SHAKER FUND

(i) market quotations are insufficient or not readily available or (ii) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its NAV.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different from those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ANTI-MONEY LAUNDERING PROGRAMS Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

     CHECKS For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Shaker Fund" or to one or more owners of the account and endorsed to "Shaker Fund." For all other accounts, the check must be made payable on its face to "Shaker Fund." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

                                                                     SHAKER FUND

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts for all four classes:

                                               MINIMUM INITIAL                MINIMUM ADDITIONAL
                                                 INVESTMENT                       INVESTMENT
 Standard Accounts                                 $3,000                            $250
 Traditional and Roth IRA Accounts                 $2,000                            $250
 Accounts with Systematic Investment Plans         $2,000                            $250

ACCOUNT REQUIREMENTS

                TYPE OF ACCOUNT                                     REQUIREMENT
 INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT        -  Instructions must be signed by all persons
 ACCOUNTS                                         required to sign exactly as their names appear
 Individual accounts and sole proprietorship      on the account
 accounts are owned by one person. Joint
 accounts have two or more owners (tenants)

 GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)       -  Depending on state laws, you can set up a
 These custodial accounts provide a way to give   custodial account under the UGMA or the UTMA
 money to a child and obtain tax benefits         -  The custodian must sign instructions in a
                                                  manner indicating custodial capacity

 BUSINESS ENTITIES                                -  Submit a secretary's (or similar) certificate
                                                  covering incumbency and authority

 TRUSTS                                           -  The trust must be established before an
                                                  account can be opened
                                                  -  Provide the first and signature pages from
                                                  the trust document identifying the trustees

SHAKER FUND

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

                                                                     SHAKER FUND

INVESTMENT PROCEDURES

           HOW TO OPEN AN ACCOUNT                               HOW TO ADD TO YOUR ACCOUNT
  BY CHECK                                             BY CHECK
  - Call or write us for an account                    - Fill out an investment slip from a
    application                                          confirmation or write us a letter
  - Complete the application (and other                - Write your account number on your check
    required documents)                                - Mail us the slip (or your letter) and the
  - Mail us your application (and other                  check
    required documents) and a check

  BY WIRE                                              BY WIRE
  - Call or write us for an account                    - Call to notify us of your incoming wire
    application                                        - Instruct your financial institution to
  - Complete the application (and other                  wire your money to us
    required documents)
  - Call us to fax the completed application
    (and other required documents) and we
    will assign you an account number
  - Mail us your original application (and
    other required documents)
  - Instruct your financial institution to
    wire your money to us

  BY ACH PAYMENT                                       BY SYSTEMATIC INVESTMENT
  - Call or write us for an account                    - Complete the systematic investment section
    application                                          of the application
  - Complete the application (and other                - Attach a voided check to your application
    required documents)                                - Mail us the completed application and
  - Call us to fax the completed application             voided check
    (and other required documents) and we
    will assign you an account number                  - We will electronically debit the purchase
                                                         amount from the financial institution
  - Mail us your original application (and               account identified on your account
    other required documents)                            application
  - We will electronically debit the
    purchase amount from the financial
    institution account identified on your
    account application

SHAKER FUND

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which could take up to 15 calendar days.

                                                                     SHAKER FUND

HOW TO SELL SHARES FROM YOUR ACCOUNT

 BY MAIL
 - Prepare a written request including:
    - Your name(s) and signature(s)
    - Your account number
    - The Fund name
    - The dollar amount or number of shares you want to sell
    - How and where to send the redemption proceeds
 - Obtain a signature guarantee (if required)
 - Obtain other documentation (if required)
 - Mail us your request and documentation
 BY WIRE
 - Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application
 - Call us with your request (unless you declined telephone redemption privileges on your account application) (See
   "By Telephone") or
 - Mail us your request (See "By Mail")
 BY TELEPHONE
 - Call us with your request (unless you declined telephone redemption privileges on your account application)
 - Provide the following information:
    - Your account number
    - Exact name(s) in which the account is registered
    - Additional form of identification
 - Redemption proceeds will be:
    - Mailed to you or
    - Wired to you (unless you declined wire redemption privileges on your account application) (See "By
      Wire")
 SYSTEMATICALLY
 - Complete the systematic withdrawal section of the application
 - Attach a voided check to your application
 - Mail us your completed application
 - Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

SHAKER FUND

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

  - Written requests to redeem $100,000 or more

  - Changes to a shareholder's record name

  - Redemptions from an account for which the address or account registration has changed within the last 30 days

  - Sending redemption and distribution proceeds to any person, address, or financial institution account not on record

  - Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  - Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on any redemption.

SMALL ACCOUNTS If the value of your account falls below $2,500 ($1,000 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $2,500 ($1,000 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

                                                                     SHAKER FUND

CHOOSING A SHARE CLASS

This Prospectus offers four classes of the Fund. The following is a summary of the differences between the various classes:

  INTERMEDIARY SHARES            A SHARES                  B SHARES                  C SHARES
- Designed for retail     - Designed for retail     - Designed for retail     - Designed for retail
  investors investing       investors investing       investors investing       investors investing
  through fee based         individually or           individually or           individually or
  financial advisers        through financial         through financial         through financial
                            institutions              institutions              institutions
- No initial or
  deferred sales          - Initial sales charge    - Convert to A Shares 9   - Deferred sales charge
  charges                   of 5.75% or less          years after purchase      of 1% on shares sold
                                                                                within one year of
- Lower expense ratio     - Deferred sales charge   - Deferred sales charge     purchase
  than A Shares, B          of 1% on purchases of     of 5% on shares sold
  Shares and C Shares       $1 million or more        within one year of      - Higher expense ratio
                            liquidated in whole       purchase, declining       than A Shares due to
                            or in part within         to 1% for shares sold     higher Rule 12b-1
                            twelve months,            within six years of       distribution fees
                            declining to 0.50%        purchase. No deferred
                            for shares sold           sales charge is         - Similar expense ratio
                            between thirteen and      assessed on shares        as B Shares
                            twenty-four months of     sold thereafter
                            purchase. No deferred
                            sales charge is         - Higher expense ratio
                            assessed on shares        than A Shares due to
                            sold thereafter           higher Rule 12b-1
                                                      distribution fees
                          - Lower expense ratio
                            than B Shares and C     - Similar expense ratio
                            Shares due to lower       as C Shares
                            Rule 12b-1
                            distribution fees

Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Tables and Sales Charge Schedules applicable to each class before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you.

SHAKER FUND

SALES CHARGE SCHEDULE -- A SHARES An initial sales charge is assessed on purchases of A Shares as follows:

                                          SALES CHARGE (LOAD) AS % OF:
                                       PUBLIC                       NET ASSET
AMOUNT OF PURCHASE                 OFFERING PRICE                   VALUE(1)                    REALLOWANCE %
$0 to $49,999                          5.75%                          6.10%                         5.00%
$50,000 to $99,999                     5.00%                          5.26%                         4.25%
$100,000 to $249,999                   4.25%                          4.43%                         3.50%
$250,000 to $499,999                   3.50%                          3.63%                         2.75%
$500,000 to $999,999                   2.75%                          2.83%                         2.00%
$1,000,000 and up(2)                   0.00%                          0.00%                         0.00%

(1) Rounded to the nearest one-hundredth percent.
(2) No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1% will be charged on purchases of $1 million or more that are liquidated in whole or in part within twelve months of purchase. A CDSC of up to 0.50% will be charged on purchases of $1 million or more that are liquidated in whole or part within thirteen to twenty-four months of purchase. No CDSC is charged on shares sold thereafter.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the distributor may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDUCED SALES CHARGES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation or a letter of intent. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. Please see the SAI for further information.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE -- A SHARES, B SHARES AND C SHARES A CDSC is assessed on redemptions of A Shares that were part of a purchases of $1 million or more. The CDSC is assessed as follows:

                REDEEMED WITHIN                                     SALES CHARGE
             First year of purchase                                    1.00%
            Second year of purchase                                    0.50%
                   Thereafter                                          0.00%

                                                                     SHAKER FUND

A CDSC is assessed on redemptions of B Shares and C Shares as follows:

 REDEEMED WITHIN   1 YEAR  2 YEARS  3 YEARS  4 YEARS  5 YEARS  6 YEARS  7 YEARS  8 YEARS  9 YEARS
 CDSC-B Shares       5%      4%       3%       3%       2%       1%       0%       0%     A Shares
 CDSC-C Shares       1%      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

The CDSC is paid on the lower of the NAV of Shares redeemed or the cost of the Shares. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

The distributor pays a sales commission of 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more. The distributor pays a sales commission of 4% of the offering price of B Shares and 1% of the offering price of C Shares to brokers that initiate and are responsible for purchases of B Shares and C Shares.

ELIMINATION OF CDSC Certain persons may be eligible to redeem B Shares and C Shares without paying a CDSC. Please see the SAI for further information.

CONVERSION OF B SHARES TO A SHARES B Shares will automatically convert to A Shares 9 years from the end of the calendar month in which the Fund accepted your purchase. You will not be assessed a sales charge or any other fee in connection with the conversion of your B Shares into A Shares. You will receive A Shares equal in amount to the value of the B Shares that are converted. For purposes of the conversion, the Fund will consider B Shares purchased through the reinvestment of distributions to be held in a separate sub-account. Each time any B Shares in an account (other than those in the sub-account) convert, a corresponding pro-rata portion of the shares in the sub-account will also convert. A Shares have lower gross operating expenses due to a lower Rule 12b-1 fee. The Fund may suspend the conversion feature in the future.

RULE 12B-1 AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor 0.25% of the average daily net assets of A Shares and 0.75% of the average daily net assets of each of B Shares and C Shares for distribution services and the servicing of shareholder accounts. The Trust has also adopted a Shareholder Service Plan under which the Fund pays the administrator 0.25% of the average daily net assets of each of A Shares, B Shares, and C Shares for the servicing of shareholder accounts. Because A Shares, B Shares and C Shares pay distribution and shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges. The distributor may pay any fee received under the Rule 12b-1 plan and the administrator may pay any fee received under the Shareholder Service Plan to the Adviser or other financial institutions that provide distribution and shareholder services with respect to A Shares, B Shares and C Shares.

SHAKER FUND

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of other funds. For a list of funds available for exchange, you may call the transfer agent. If you exchange into a fund that has a sales charge, you will have to pay that fund's sales charge at the time of the exchange. If you exchange into a fund that has no sales charge you will not have to pay a sales charge at the time of the exchange. An exchange is a sale and purchase of shares and may have tax consequences.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                      HOW TO EXCHANGE
 BY MAIL
 - Prepare a written request including:
    - Your name(s) and signature(s)
    - Your account number
    - The names of each fund and class you are exchanging
    - The dollar amount or number of shares you want to sell
      (and exchange)
 - Open a new account and complete an account application if you are requesting different shareholder privileges
 - Obtain a signature guarantee, if required
 - Mail us your request and documentation
 BY TELEPHONE
 - Call us with your request (unless you declined telephone exchange privileges on your account application)
 - Provide the following information:
    - Your account number
    - Exact name(s) in which account is registered
    - Additional form of identification

RETIREMENT ACCOUNTS

The Fund offers Individual Retirement Accounts (IRAs), including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                                                     SHAKER FUND

ADVISER'S PAST PERFORMANCE
--------------------------------------------------------------------------------

The performance data set forth below relates to the historical performance of the private client accounts managed by the Adviser* that have investment objectives and investment policies, strategies and risks substantially similar to those of the Fund. These accounts were managed by Edward P. Hemmelgarn, the portfolio manager responsible for the Fund's day-to-day operations. The Adviser does not manage registered investment companies with investment objectives and investment policies, strategies and risks substantially similar to those of the Fund.

While the Adviser is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. If the performance of the Adviser's private accounts had been readjusted to reflect the first year expenses of the Fund, the performance of the private accounts would have been lower. You should not consider this performance data as an indication of future performance of the Fund.

Results for the full period are time-weighted and dollar-weighted in accordance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). Transactions were recorded on a settlement date basis from inception through June 30, 1995 and on a trade date basis thereafter. Cash balances and cash equivalents are included in the performance. All returns presented were calculated on a total return basis, include the reinvestment of all dividends and interest, and take into account accrued income and realized and unrealized gains and losses. All returns reflect the deduction of the actual investment advisory fees charged, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for Federal or state income taxes. Custodial fees, if any, were not included in the calculations.

The Fund's performance is calculated using the method required by the U.S. Securities and Exchange Commission, which differs from the method used to calculate the performance of the private accounts. The private accounts are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the private accounts could have been adversely affected (i.e., lower) if the private accounts included in the composite had been regulated as investment companies under the Federal securities laws.

The following chart and table show the average annual total return of the Adviser's private accounts for the periods ended December 31, 2003. The data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

----------------------------------------

* Prior to December 1999, the private client accounts were managed by Shaker Investments, Inc., an affiliate of Shaker Management, Inc., the Fund's investment adviser prior to January 1, 2002. All new accounts established after December 1999 through December 31, 2001 were managed by Shaker Management, Inc. On January 1, 2002, Shaker Management, Inc. and Shaker Investments, Inc. merged to form the Adviser. As of December 31, 2001, both Shaker Management, Inc. and Shaker Investments, Inc. held accounts that are included in the Shaker Small/Mid Cap Composite shown in the performance presentation on the next page. Shaker Management, Inc. and Shaker Investments, Inc. were under common control and there were no differences in management, principal ownership or investment strategy amongst the companies. Further, the merger of Shaker Management, Inc. and Shaker Investments, Inc. to form the Adviser did not result in a change in management, principal ownership or investment strategy.

SHAKER FUND

                ADVISER'S SMALL/MID CAP GROWTH EQUITY COMPOSITE
      AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING DECEMBER 31, 2003 [PERFORMANCE GRAPH]

1 Year                                                                           57.89
3 Years                                                                         -15.47
5 Years                                                                           1.11
10 Years                                                                         15.22
Since Inception (October 1, 1991)                                                17.03

The calendar year-to date total return as of June 30, 2004 was 1.72%.

                             ADVISER'S SMALL/MID CAP            RUSSELL 2000            RUSSELL 2500
YEAR(S)                     GROWTH EQUITY COMPOSITE(1)         GROWTH INDEX(2)         GROWTH INDEX(3)
1 Year (2003)                         57.89%                       48.54%                   46.31%
3 Years (1999-2003)                  -15.47%                       -2.03%                   -2.56%
5 Years (1997-2003)                    1.11%                        0.86%                    3.83%
10 Years (1992-2003)                  15.22%                        5.43%                    8.04%
Since Inception
  (1991-2003)(4)                      17.03%                        6.82%                    8.95%

(1) The presentation (the "Composite") describes 377 accounts valued at $671 million, as of December 31, 2003. The Composite comprises all fee paying accounts, regardless of size, that are managed in the small/mid cap growth equity strategy by Edward P. Hemmelgarn. The Composite also included all non-fee paying accounts managed in the small/mid cap equity strategy by Mr. Hemmelgarn. The assets of the non-fee paying accounts included in the Composite totaled less than 1% of the Composite's assets as of December 31, 2003. Composite performance includes terminated accounts and accounts that have been open for at least one full month.
(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
(3) The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization.
(4) Since inception on October 1, 1991 through December 31, 2003.

                                                                     SHAKER FUND

OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met.

Distributions of capital gain and distributions of net investment income reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

SHAKER FUND

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                                     SHAKER FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This information has been derived from the Fund's financial statements for the years ended March 31, 2004 and March 31, 2003 and the period ended March 31, 2002, which have been audited by Deloitte and Touche LLP. The Fund's financial statements and the auditors' report are included in the Annual Report dated March 31, 2004, which is available upon request without charge.


                                                     YEAR ENDED        YEAR ENDED        YEAR ENDED
            INTERMEDIARY SHARES(A)                 MARCH 31, 2004    MARCH 31, 2003    MARCH 31, 2002(b)

 SELECTED DATA FOR A SINGLE SHARE
 Beginning Net Asset Value per Share                  $  4.62           $  8.09             $ 10.00
                                                      -------           -------             -------
 Investment Operations:
   Net investment loss                                  (0.06)            (0.07)              (0.12)
   Net realized and unrealized loss on
      investments                                        2.93             (3.40)              (1.79)
                                                      -------           -------             -------
 Total from Investment Operations                        2.87             (3.47)              (1.91)
                                                      -------           -------             -------
 Ending Net Asset Value per Share                     $  7.49           $  4.62             $  8.09
                                                      =======           =======             =======
 OTHER INFORMATION
 Ratios to Average Net Assets:
   Net investment (loss)                                (1.10%)           (1.18%)             (1.48%)(c)
   Net expenses                                          1.45%             1.65%               1.90%(c)
   Gross expenses(d)                                     1.83%             2.34%               3.31%(c)
 Total Return(e)                                        62.12%           (42.89%)            (19.10%)
 Portfolio Turnover Rate                                   60%               67%                 61%
 Net Assets at End of Period (in thousands)           $31,237           $15,300             $ 5,746


(a) Effective June 4, 2002, Institutional Shares changed their name to Intermediary Shares.
(b) Commenced operations on April 27, 2001.
(c) Annualized.
(d) The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.
(e) Does not include the applicable sales load.

SHAKER FUND


                                                     YEAR ENDED        YEAR ENDED        YEAR ENDED
                  A SHARES(A)                      MARCH 31, 2004    MARCH 31, 2003    MARCH 31, 2002(b)

 SELECTED DATA FOR A SINGLE SHARE
 Beginning Net Asset Value per Share                  $  4.58           $  8.06             $ 10.00
                                                      -------           -------             -------
 Investment Operations:
   Net investment loss                                  (0.13)            (0.10)              (0.07)
   Net realized and unrealized loss on
      investments                                        2.96             (3.38)              (1.87)
                                                      -------           -------             -------
 Total from Investment Operations                        2.83             (3.48)              (1.94)
                                                      -------           -------             -------
 Ending Net Asset Value per Share                     $  7.41           $  4.58             $  8.06
                                                      =======           =======             =======
 OTHER INFORMATION
 Ratios to Average Net Assets:
   Net investment (loss)                                (1.30%)           (1.72%)             (1.72%)(c)
   Net expenses                                          1.65%             2.15%               2.15%(c)
   Gross expenses(d)                                     2.70%             2.85%               3.19%(c)
 Total Return(e)                                        61.79%           (43.18%)            (19.40%)
 Portfolio Turnover Rate                                   60%               67%                 61%
 Net Assets at End of Period (in thousands)           $ 8,908           $ 8,948             $18,008

                                                      YEAR ENDED        YEAR ENDED        PERIOD ENDED

                    B SHARES                        MARCH 31, 2004    MARCH 31, 2003    MARCH 31, 2002(F)

 SELECTED DATA FOR A SINGLE SHARE
 Beginning Net Asset Value per Share                    $ 4.58           $  8.06             $  8.95
                                                        ------           -------             -------
 Investment Operations:
   Net investment loss                                   (0.10)            (0.06)              (0.02)
   Net realized and unrealized loss on
      investments                                         2.88             (3.42)              (0.87)
                                                        ------           -------             -------
 Total from Investment Operations                         2.78             (3.48)              (0.89)
                                                        ------           -------             -------
 Ending Net Asset Value per Share                       $ 7.36           $  4.58             $  8.06
                                                        ======           =======             =======
 OTHER INFORMATION
 Ratios to Average Net Assets:
   Net investment loss                                   (1.90)%           (1.80)%             (1.84)%(c)
   Net expenses                                           2.25%             2.25%               2.25%(c)
   Gross expenses(d)                                      7.46%             9.95%              28.00%(c)
 Total Return(e)                                         60.70%           (43.18)%             (9.94)%
 Portfolio Turnover Rate                                    60%               67%                 61%
 Net Assets at End of Period (in thousands)             $  923           $   457             $   461

(a) Effective November 5, 2001, Investor Shares changed their name to A Shares.
(b) Commenced operations on April 27, 2001.
(c) Annualized.
(d) The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.
(e) Does not include the applicable sales load.
(f) Commenced operations on December 11, 2001.

                                                                     SHAKER FUND

                                                      YEAR ENDED        YEAR ENDED        PERIOD ENDED
                    C SHARES                        MARCH 31, 2004    MARCH 31, 2003    MARCH 31, 2002(A)
 SELECTED DATA FOR A SINGLE SHARE
 Beginning Net Asset Value per Share                    $ 4.58           $  8.06             $  9.03
                                                        ------           -------             -------
 Investment Operations:
   Net investment loss                                   (0.09)            (0.06)              (0.02)
   Net realized and unrealized loss on
      investments                                         2.87             (3.42)              (0.95)
                                                        ------           -------             -------
 Total from Investment Operations                         2.78             (3.48)              (0.97)
                                                        ------           -------             -------
 Ending Net Asset Value per Share                       $ 7.36           $  4.58             $  8.06
                                                        ======           =======             =======
 OTHER INFORMATION
 Ratios to Average Net Assets:
   Net investment loss                                   (1.85)%           (1.77)%             (1.81)%(b)
   Net expenses                                           2.20%             2.20%               2.20%(b)
   Gross expenses(c)                                      7.44%             8.21%              27.32%(b)
 Total Return(d)                                         60.70%           (43.18)%            (10.74)%
 Portfolio Turnover Rate                                    60%               67%                 61%
 Net Assets at End of Period (in thousands)             $1,008           $   543             $   488

(a) Commenced operations on December 7, 2001.
(b) Annualized.
(c) The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.
(d) Does not include the applicable sales load.

                              FOR MORE INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Fund's investments will be available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more detailed information about the Fund and is incorporated by reference into, and thus is a part of, this Prospectus.


CONTACTING THE FUND

You can get free copies of the Fund's annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Shaker Fund
P.O. Box 446
Portland, Maine 04112
(888) 314-9048 (toll free)

E-mail address: shaker-fund@forum-financial.com


SECURITIES AND EXCHANGE COMMISSION INFORMATION

You can also review the Fund's annual/semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's Web site at www.sec.gov.





                               [SHAKER FUND LOGO]

                                  Shaker Fund
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (888) 314-9048
                               www.shakerfund.com


                    Investment Company Act File No. 811-3023